.Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY 11717
.Text
                               ABERDEEN ASIA PACIFIC INCOME FUND, INC.
                FORMERLY, THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

May 3, 2001

                               IMPORTANT - PLEASE VOTE TODAY
                SAVE YOUR FUND FROM ADDITIONAL EXPENSES

Dear Shareholder:

As we have previously written, the Fund’s Annual Meeting has been adjourned until May 10, 2001 to give shareholders additional time to vote on the proposals to amend the Fund’s investment objective, investment policies and investment restrictions (the “Investment Proposals”). The proposal to eliminate the requirement for shareholder approval of any subsequent changes in the Fund’s investment policies has been withdrawn.

According to our latest records, your shares have not yet been voted. At the time of the originally scheduled Annual Meeting, an insufficient number of shareholders had voted on the Investment Proposals to meet the minimum vote requirement necessary for approval. Because of that vote requirement, a failure to vote on the Investment Proposals has the same effect as a vote against those proposals.

The Investment Proposals would enable the Fund to increase its investment in Asian debt markets and reflect the efforts of the Investment Manager and Investment Adviser to promote investment diversification and flexibility. Your Board has unanimously recommended that shareholders vote for the Investment Proposals.

Please save the Fund from additional solicitation expenses by voting your shares today. Since time is short, we have established a method that will enable you to vote by a toll-free telephone call. Please follow the simple steps listed below.

If you have any questions or need assistance in the last minute voting of your shares, please call Innisfree M&A Incorporated, toll-free at 1-888-750-5834.

Thank you for your support,

Aberdeen Asia Pacific Income Fund, Inc.
Formerly, The First Australia Prime Income Fund, Inc.

INSTRUCTIONS

1. Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8602, Aberdeen Asia Pacific Income Fund, Inc. or The First Australia Prime Income Fund, Inc.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

Name:        ‹NA.1›
Broker:      ‹Broker›
Control Number:      ‹ControlNum›
Number of Shares:      ‹NumShares›

5. Give the operator your voting preferences, using the proxy text below. You need only vote on Proposals 3A, 3B and 3C.

THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Shareholders - April 19, 2001

The undersigned hereby appoints Beverley Hendry, William J. Potter, and Michael Karagianis, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on April 19, 2001 at 2:00 p.m. (Eastern time), and at any adjournment or postponement thereof. By signing the proxy card below, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

Please give your name to the operator exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Items (1), (3A), (3B), (3C) and (3D).

THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

COMMON STOCK

(1) The election of three Directors to serve as Class I Directors for a three-year term.

         (01) Anthony E. Aaronson,;     (02) Beverley Hendry,
                        (03) Neville J. Miles

        ( ) FOR ALL NOMINEES        ( ) WITHHOLD        ( ) FOR ALL EXCEPT

        NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A
        PARTICULAR NOMINEE(S), GIVE THAT NOMINEE(S) NAME TO THE
        OPERATOR.

(3A) To amend the Fund's investment objective.

        ( ) FOR        ( ) AGAINST        ( ) ABSTAIN

(3B) To amend the Fund's investment policies

        ( ) FOR        ( ) AGAINST        ( ) ABSTAIN

(3C) To amend the Fund's investment restrictions

        ( ) FOR        ( ) AGAINST        ( ) ABSTAIN

(3D) To eliminate the requirement that shareholders approve changes in the Fund's investment policies

        ( ) FOR        ( ) AGAINST        ( ) ABSTAIN

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

.Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY 11717
.Text
ABERDEEN ASIA PACIFIC INCOME FUND, INC.
FORMERLY, THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

May 3, 2001

IMPORTANT - PLEASE VOTE TODAY
SAVE YOUR FUND FROM ADDITIONAL EXPENSES

Dear Shareholder:

As we have previously written, the Fund’s Annual Meeting has been adjourned until May 10, 2001 to give shareholders additional time to vote on the proposals to amend the Fund’s investment objective, investment policies and investment restrictions (the “Investment Proposals”). The proposal to eliminate the requirement for shareholder approval of any subsequent changes in the Fund’s investment policies has been withdrawn.

According to our latest records, your shares have not yet been voted. At the time of the originally scheduled Annual Meeting, an insufficient number of shareholders had voted on the Investment Proposals to meet the minimum vote requirement necessary for approval. Because of that vote requirement, a failure to vote on the Investment Proposals has the same effect as a vote against those proposals.

The Investment Proposals would enable the Fund to increase its investment in Asian debt markets and reflect the efforts of the Investment Manager and Investment Adviser to promote investment diversification and flexibility. Your Board has unanimously recommended that shareholders vote for the Investment Proposals.

Please save the Fund from additional solicitation expenses by voting your shares today. Since time is short, we have established a method that will enable you to vote by a toll-free telephone call. Please follow the simple steps listed below.

If you have any questions or need assistance in the last minute voting of your shares, please call Innisfree M&A Incorporated, toll-free at 1-888-750-5834.

Thank you for your support,

Aberdeen Asia Pacific Income Fund, Inc.
Formerly, The First Australia Prime Income Fund, Inc.

INSTRUCTIONS

1. Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8612, Aberdeen Asia Pacific Income Fund, Inc. or The First Australia Prime Income Fund, Inc.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

Name:        ‹NA.1›
Broker:      ‹Broker›
Control Number:      ‹ControlNum›
Number of Shares:      ‹NumShares›

5. Give the operator your voting preferences, using the proxy text below. You need only vote on Proposals 3A, 3B and 3C.

THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Shareholders - April 19, 2001

The undersigned hereby appoints Beverley Hendry, William J. Potter, and Michael Karagianis, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the preferred stock of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on April 19, 2001 at 2:00 p.m. (Eastern time), and at any adjournment or postponement thereof. By signing the proxy card below, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

Please give name to the operator exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Items (2), (3A), (3B), (3C) and (3D).

THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

AUCTION MARKET PREFERRED STOCK SERIES A-I

(2) The election of two Directors to represent the interests of the holders of preferred stock for the ensuing year.

                 (01);    Dr. Anton E. Schrafl,     (02) John T. Sheehy

                 ( ) FOR ALL NOMINEES  ( ) WITHHOLD  (  ) FOR ALL EXCEPT

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A
PARTICULAR NOMINEE(S), GIVE THAT NOMINEE(S) NAME TO THE
OPERATOR.

(3A) To amend the Fund's investment objective.

    ( ) FOR      ( ) AGAINST      ( ) ABSTAIN

(3B) To amend the Fund's investment policies

    ( ) FOR      ( ) AGAINST      ( ) ABSTAIN

(3C) To amend the Fund's investment restrictions

    ( ) FOR      ( ) AGAINST      ( ) ABSTAIN

(3D) To eliminate the requirement that shareholders approve changes in the Fund's investment policies

    ( ) FOR      ( ) AGAINST      ( ) ABSTAIN

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.